Exhibit 32
CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Longfoot Communications Corp., a Delaware corporation (the "Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the fiscal year ended September 30, 2006 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

(1)    the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 19, 2006	Longfoot Communications Corp. /s/ Arthur Lyons Arthur Lyons President and Chief Executive Officer /s/ Jack Brehm Jack Brehm Chief Financial Officer